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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           Peet's Coffee & Tea, Inc.
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            (Exact name of registrant as specified in its charter)

           Washington                                       91-0863396
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(State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification No.)

  1400 Park Avenue, Emeryville, CA                          94608-3520
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(Address of principal executive offices)                    (Zip Code)

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
If this form relates to the registration of a class of   If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange     securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction     Act and is effective pursuant to General Instruction
A.(c), please check the following box. [_]               A.(d), please check the following box. [X]

Securities Act Registration Statement and Number to which the form relates:
333-47976

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                  Name of Each Exchange on Which
       be so Registered                      Each Class is to be Registered
     ----------------------                  ------------------------------

              None
     ----------------------                  ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, no par value
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                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 54 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-47976 (the "Form S-1"), filed with the Securities and Exchange Commission (the "Commission") on October 13, 2000, as amended by Amendment No. 1 thereto filed December 1, 2000, Amendment No. 2 thereto filed December 22, 2000 and Amendment No. 3 thereto filed January , 2001 and such description is incorporated herein by reference.

Item 2.   Exhibits.

  Exhibit
  Number       Description
  ------------------------

  3.1          Restated Articles of Incorporation dated September 12, 1994.*

  3.2          Articles of Amendment dated October 25, 1994.*

  3.3          Articles of Amendment dated November 10, 1994.*

  3.4          Articles of Amendment (operating subsidiary) dated October 12,
               2000.*

  3.5          Articles of Amendment (parent) dated October 12, 2000.*

  3.6          Form of Amended and Restated Articles of Incorporation.*

  3.7          Restated Bylaws.*

  3.8          Form of Amended and Restated Bylaws.*

  3.9          Articles of Amendment dated October 31, 2000.*

  3.10         Form of Articles of Amendment effecting stock split.*

  4.1          Specimen common stock certificate.*
  ___________________________
  * Filed as the like-numbered exhibit to the Form S-1 and incorporated herein by reference.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Peet's Coffee & Tea, Inc.
                                   ---------------------------------------------
                                   (Registrant)



Date: January 17, 2001             By: /s/ Christopher P. Mottern
                                      ------------------------------------------
                                       Christopher P. Mottern
                                       President and Chief Executive Officer